                               POWER OF ATTORNEY

     Know All Men by These Presents, that each person whose signature appears below constitutes and appoints David M. Butowsky, Stuart M. Strauss and Ronald
M. Feiman and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 of Dean Witter Strategist Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
                  /s/ MICHAEL BOZIC                               Trustee             April 30, 1998
-----------------------------------------------------

                  /s/ EDWIN J. GARN                               Trustee             April 30, 1998
-----------------------------------------------------

                  /s/ JOHN R. HAIRE                               Trustee             April 30, 1998
-----------------------------------------------------

                /s/ MANUEL H. JOHNSON                             Trustee             April 30, 1998
-----------------------------------------------------

                /s/ MICHAEL E. NUGENT                             Trustee             April 30, 1998
-----------------------------------------------------

                /s/ JOHN L. SCHROEDER                             Trustee             April 30, 1998
-----------------------------------------------------

                 /s/ WAYNE E. HEDIEN                              Trustee             April 30, 1998
-----------------------------------------------------

                               POWER OF ATTORNEY

     Know All Men by These Presents, that each person whose signature appears below constitutes and appoints Barry Fink and Marilyn K. Cranney and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 of Dean Witter Strategist Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
             /s/ CHARLES A. FIUMEFREDDO                           Trustee             April 30, 1998
-----------------------------------------------------

                /s/ PHILIP J. PURCELL                             Trustee             April 30, 1998
-----------------------------------------------------